Exhibit 99.5
Holders of Record, holding 5% or more of the outstanding balance for Bear Stearns Asset Backed
Securities I Trust 2004-HE9, Asset-Backed Certificates, Series 2004-HE9 as reflected in the security position listing as of December 31, 2004 provided by DTC.

Class
Name and Address of Holder
Amount Held
% Class
I-A-1
The Bank of New York
13,326,000
14%
One Wall Street
New York, NY 10286

Mellon Trust
5,200,000
5%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

SSB&T Co
56,298,000
61%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

I-A-2
CGM/ SAL BR
38,663,000
43%
333 W. 34 th Street, Third Floor
New York, NY 10001

The Bank of New York/Suntrust
25,000,000
28%
One Wall Street
New York, NY 10286

Mellon Trust
19,566,000
21%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

I-A-3
The Bank of New York/ SO GE
8,000,000
30%
One Wall Street
New York, NY 10286

JP Morgan Chase Bank NA
18,969,000
70%
14201 Dallas Parkway
Dallas, TX 75254

II-A
FA MA INVT
160,598,000
100%
3900 Wisconsin Avenue NW
Washington, DC 20016

III-A-1
FHL/RETAIN
168,558,000
100%
155 Parkrun Drive
Mail Stop 5DN
McLean, VA 22102

III-A-2
The Bank of New York/Fifth Third
42,140,000
100%
One Wall Street
New York, NY 10286

The Bank of New York/ SO GE
12,000,000
27%
One Wall Street
New York, NY 10286

JP Morgan Chase Bank NA
31,994,000
73%
14201 Dallas Parkway
Dallas, TX 75254

CGM/ SAL BR
10,400,000
28%
333 W. 34 th Street, Third Floor
New York, NY 10001

JP Morgan Chase Bank NA
2,985,000
8%
14201 Dallas Parkway
Dallas, TX 75254

WESTLB AGY
4,850,000
13%
1211 Avenue of the Americas
New York, NY 10286

SSB&T Co
11,861,000
32%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

GS I'NATL
2,000,000
5%
1 New York Plaza, 45 th Floor
New York, NY 10004

Wells Fargo Bank NA
4,500,000
12%
733 Marquette Avenue
Minneapolis, MN 55479

GS I'NATL
2,360,000
23%
1 New York Plaza, 45 th Floor
New York, NY 10004

Wells Fargo Bank NA
7,821,000
77%
733 Marquette Avenue
Minneapolis, MN 55479

GS I'NATL
2,000,000
18%
1 New York Plaza, 45 th Floor
New York, NY 10004

Mellon Trust
1,500,000
13%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

JPMorgan Chase/GW CAP
1,900,000
17%
4 New York Plaza, 21 st Floor
New York, NY 10004

Merrill Lynch
3,008,000
27%
101 Hudson St., Ninth Floor
Jersey City, NJ 07302

JP Morgan Chase Bank NA
2,500,000
22%
14201 Dallas Parkway
Dallas, TX 75254

UBSSEC/CMO
7,635,000
100%
299 Park Avenue
New York, NY 10171

JP Morgan Chase Bank NA
2,230,000
32%
14201 Dallas Parkway
Dallas, TX 75254

UBSSEC/CMO
2,428,000
35%
299 Park Avenue
New York, NY 10171

LaSalle Bank NA
1,000,000
14%
135 S. LaSalle Street
Chicago, IL 60603

Mellon Trust
1,250,000
18%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

M-7A
UBSSEC/CMO
6,181,000
100%
299 Park Avenue
New York, NY 10171

M-7B
Bear Stearns
6,181,000
100%
One Metrotech Center North, Fourth Floor
Brooklyn, NY 11201-3862